SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                 August 10, 2004
                Date of Report (Date of earliest event reported)


                              VIKING SYSTEMS, INC.
           (Name of Small Business Issuer as specified in its charter)

                   Nevada                                86-0913802
      (State or other jurisdiction of                (I.R.S. employer
      incorporation or organization                  identification No.)

                            SEC File Number 000-49636

                 7514 Girard Ave, Suite 1509, La Jolla, CA 92037
                    (Address of principal executive offices)

         Registrant's telephone no., including area code: (858) 456-6608


              _________________________NA_________________________
                         (Former name or former address)

In this current report references to "Viking," "we," "us," and "our" refer to Viking Systems, Inc.

                           FORWARD LOOKING STATEMENTS

This  current  report  contains  certain  forward-looking   statements  and  any
statements contained in this current report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate" or "continue" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within Viking's control. These factors include, but are not limited to, economic conditions generally and in the markets in which Viking may participate, competition within Viking's markets and failure by Viking to successfully develop business relationships.

ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 10, 2004,  Viking  Systems Inc.  issued a press  release  titled:
"Viking Systems, Inc. Appoints Dr. Nathan Harrison to Board of Directors ". The text of this press release can be reviewed in its entirety under the attached
Exhibit 99.1

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     99.1    Press Release


                                         SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 10, 2004                    VIKING SYSTEMS, INC.

                                       By /s/ Thomas B. Marsh
                                          Thomas B. Marsh,
                                          President/Chairman of the Board




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